Exhibit 10.16

AMENDMENT NO. 5 TO FORBEARANCE AGREEMENT

This Amendment No. 5 to Forbearance Agreement (“Amendment”) dated effective March 28, , 2016 is by and between ZYNEX, INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company, and PHARMAZY, INC., a Colorado corporation (collectively, and jointly and severally, “Borrower”), and TBK BANK, SSB (“Lender”).

RECITALS

A.

The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. 1 to Forbearance Agreement dated March 27, 2015, Amendment No. 2 to Forbearance Agreement dated June 30, 2015, Amendment No. 3 to Forbearance Agreement dated September 30, 2015, and Amendment No. 4 to Forbearance Agreement dated December 15, 2015   (the “Forbearance Agreement”).

B.	Additional Events of Default have occurred and/or are anticipated, including Borrower’s failure to meet the monthly principal reduction payments outlined in Amendment No. 4 to Forbearance Agreement.
C.	The parties desire to amend the Forbearance Agreement to extend the Forbearance Period, and to evidence certain additional continuing covenants related to such extension.

AGREEMENT

1.	Amendment. Section 4.1(i) of the Forbearance Agreement is amended to read as follows: “11:59 pm Portland, Oregon time on June 30, 2016.”
2.

Condition Precedent.  The effectiveness of the Amendment set forth in Section 1 above is conditional upon Borrower’s delivery to Lender of a Common Stock Purchase Warrant for 50,000 shares of the Common Stock of Zynex, Inc., in form and substance satisfactory to Lender (the “Warrant”).

3.

Suspension of Principal Reduction Payments.  As consideration for the issuance of the Warrant, Lender agreed to temporarily suspend Borrower’s obligation to make the scheduled monthly principal reduction payments of $85,000 for the months of February, March, and April 2016, up to an aggregate cap on such suspension of $250,000.  This temporary suspension in no way relieves Borrower of its obligation to make payment of the full principal amount due or any other Obligations.

4.

Continuing Conditions.  The continued effectiveness of the extension of the Forbearance Period is conditional upon Borrower’s compliance with the continuing covenants set forth in Amendment No. 4 to Forbearance Agreement.

5.

Other Provisions. Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification. All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment.  This Amendment and the Forbearance Agreement shall be read together, as one document.

6.

Signatures.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]

AMENDMENT NO. 5 TO FORBEARANCE AGREEMENT

Dated effective as of the date first written above.

BORROWER:		LENDER:

ZYNEX, INC., a Nevada corporation		TBK BANK, SSB

By:	/s/ THOMAS SANDGAARD	By:	/s/ JONATHAN KOTT
Name:	Thomas Sandgaard	Name:	Jonathan Kott
Title:	President and CEO	Title:	SVP

ZYNEX MEDICAL, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	President and CEO

ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	President and CEO

ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	President and CEO

ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	President and CEO

PHARMAZY, INC., a Colorado corporation

By:	/s/ THOMAS SANDGAARD
Name:	Thomas Sandgaard
Title:	President and CEO

AMENDMENT NO. 5 TO FORBEARANCE AGREEMENT

Signature Page